PIMCO Funds: Pacific Investment Management Series

Supplement Dated February 27, 2004
to the Prospectuses Dated December 31, 2003; December 3, 2003; October 31, 2003;
July 31, 2003 (as supplemented December 22, 2003); and July 31, 2003

Disclosure Relating to All Funds

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. ("ADAM"), PIMCO Advisors Distributors LLC ("PAD"), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) ("PEA") and Pacific Investment Management Company LLC ("PIMCO"), which serves as investment adviser to the PIMCO Funds:  Pacific Investment Management Series (the "Trust"). The complaint alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the Funds and the funds of the PIMCO Funds: Multi-Manager Series. The Trust is not a party in the lawsuit initiated by the New Jersey Attorney General. In addition, PIMCO, PAD, certain of the Funds and certain of their affiliates have been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to alleged facts similar to those iterated in the New Jersey Attorney General's complaint. The putative class action lawsuit seeks unspecified compensatory damages.

In November 2003, the Securities and Exchange Commission (the "Commission") settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Trust, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. Pursuant to that announcement, PIMCO, PAD and certain other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO, PAD, certain Funds of the Trust and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds' brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, on behalf of certain shareholders of the PIMS Funds and MMS Funds, generally alleges that the respective investment adviser to the Funds inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers, and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming PIMCO, PAD, the Trust and/or certain of its Funds and/or their affiliates. These suits may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Funds during specified periods, or as derivative actions on behalf of the Funds.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters will not have a material adverse effect on the Funds or on PIMCO's or PAD's ability to perform their respective investment advisory or distribution services relating to the Funds.

While additional litigation or regulatory actions in connection with the matters discussed above may be brought against ADAM, PIMCO, PAD, the Trust or their affiliates in the future, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Disclosure Relating to the Institutional Class and
Administrative Class Shares of the PIMCO Funds

As of March 1, 2004, shareholder servicing for the Institutional and Administrative Classes of the Funds will be handled by BFDS Midwest. In the section "Purchases, Redemptions and Exchanges," the contact information for initial purchases and redemptions will change as outlined below.

In the sub-sections "Initial Investment" and "Redemptions by Mail," the contact and mailing address will change after March 1, 2004. Accordingly, shareholders should mail initial investment or redemption requests to the following address after March 1, 2004: PIMCO Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or PIMCO Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail).

In addition, in the sub-section "Redemptions by Telephone or Other Wire Communication," the contact information for shareholders wishing to redeem shares by telephone or other wire communication will change after March 1, 2004. The new facsimile number will be 1-816-421-2861 and the email contact will be pimcoteam@bfdsmidwest.com.

Investors Should Retain This Supplement For Future Reference